15Ga-1 Representations and Warranties Table (FN1)

Asset Class: CMBS

Name of Issuing Entity	Check if Registered	Name of Originator (FN2)	Total Assets in ABS by Originator at time of securitization			Assets that Were Subject of Demand (FN3)			Assets that Were Repurchased or Replaced (FN4)			Assets Pending Repurchase or Replacement (within cure period) (FN5)			Demand in Dispute (FN6)			Demand Withdrawn (FN7)			Demand Rejected (FN8)
			#	$	% of prin. balance	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)	#	$ (FN9)	% of prin. balance (FN10)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)	(n)	(o)	(p)	(q)	(r)	(s)	(t)	(u)	(v)	(w)	(x)
Sovereign Commercial Mortgage Securities Trust Series 2007-C1	X	Sovereign Bank	261	1,014,026,928	100.0%	5	29,490,641	14.09%	0	-	0.00%	0	-	0.00%	5	29,490,641	14.09%	0	-	0.00%	0	-	0.00%
		Total	261	1,014,026,928		5	29,490,641	14.09%	0	-	0.00%	0	-	0.00%	5	29,490,641	14.09%	0	-	0.00%	0	-	0.00%

Aggregate Total			261	1,014,026,928		5	29,490,641		0	-		0	-		5	29,490,641		0	-		0	-

(FN1) In connection with the preparation of Form ABS 15Ga-1, we undertook the following steps to gather the information required by Rule 15Ga-1:  (i) identifying all asset-backed securities transactions in which we acted as a securitizer that were not the subject of a filing on Form ABS-15G by an affiliated securitizer, (ii) performing a diligent search of our records and the records of our affiliates that acted as securitizers in our transactions for all relevant information, (iii) reviewing appropriate documentation from all relevant transactions to determine the parties responsible for enforcing representations and warranties, and any other parties to the transaction who might have received repurchase requests (such parties, “Demand Entities”), and (iv) making written request of each Demand Entity to provide any information in its possession regarding requests or demands to repurchase any loans for a breach of a representation or warranty with respect to any relevant transaction that was not previously provided to us.   We followed up written requests made of Demand Entities as we deemed appropriate.  In addition, we requested information from trustees and other Demand Entities as to investor demands that occurred prior to July 22, 2010.  It is possible that this disclosure does not contain information about all investor demands upon those parties made prior to July 22, 2010.

(FN2) We identified the "originator" on the same basis that we would identify the originator for purposes of Regulation AB (Subpart 229.1100 – Asset-Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123) for registered transactions.

(FN3) Reflects aggregate numbers for all demand activity shown in this table.

(FN4) Includes loans for which the repurchase price or replacement asset was received during the reporting period.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

(FN5) Includes loans for which the securitizer is aware that the responsible party has agreed to repurchase or replace the loan but has not yet repurchased or replaced such loans.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

(FN6) Includes demands received during and prior to the reporting period covered by this Form ABS-15Ga-1 unless the loan falls into one of the other categories reflected on this chart or the demand was received prior to this reporting period and was finally resolved prior to this reporting period.  If the securitizer is not the party responsible for repurchasing a loan subject to a demand, the loan is reflected in this column until the securitizer has been informed by the related trustee that the loan has been repurchased or replaced.

(FN7) Includes loans for which the buyback demand was withdrawn by the party submitting the demand during the reporting period covered by this Form ABS-15Ga-1.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

(FN8) Includes loans (i) for which a demand was received, a rebuttal was made and there was no response within 90 days of the rebuttal and (ii) for which the related obligor has repaid the loan in full, in each case during the reporting period covered by this Form ABS-15Ga-1.  The demand related to loans reported in this column may have been received prior to the reporting period covered by this Form ABS-15G.

(FN9) Principal balance was determined as of the earlier of (i) the principal balance reported in the March 2013 distribution date report and (ii) the principal balance on the distribution date immediately preceding the period for which the distribution date report reflected that the loan was removed from the pool.  Liquidated loans reflect amounts received as borrower payments, insurance proceeds and all other liquidation proceeds.  For Morgan Stanley Mortgage Loan Trust 2007-4SL (0001389827) and Morgan Stanley Mortgage Loan Trust 2006-14SL (0001378354), the principal balance used for approximately 59 loans and 35 loans, respectively, is the original principal balance.

(FN10) % of principal balance was calculated by using the principal balance as described in footnote 9 divided by the aggregate principal balance of the pool assets reported in the March 2013 distribution date report.  Because the aggregate principal balance of the remaining pool assets may be less than the principal balance of the repurchase demands calculated as described in footnote 9, the percentage shown in this column may exceed 100%.